UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 23, 2024
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

Update on Transactional Activity

Partial Redemption of Kennedy Wilson Europe Notes

On December 18, 2024, Kennedy Wilson Europe Real Estate Limited (formerly known as Kennedy Wilson Europe Real Estate Plc), a wholly-owned subsidiary of Kennedy-Wilson Holdings, Inc. (the “Company” or “we”) completed the previously announced redemption of €175 million in aggregate nominal amount of its outstanding 3.25% euro-denominated Notes due November 2025 (the “Notes”). The Notes were redeemed at a price of 100.4% of the principal amount redeemed plus accrued interest. Including the redemption described above, the Company has redeemed a total of €250 million of Notes and after the above-described redemption, a total of €300 million in aggregate nominal amount of the Notes remain outstanding.

Real Estate Debt Investments

Subsequent to the quarter ended September 30, 2024, the Company originated 10 separate real estate construction loans totaling $1.1 billion of loan commitments (the Company’s share of which is 2.5%) and in total, during 2024, the Company originated a total of 35 real estate construction loans totaling $3.2 billion of loan commitments (the Company’s share of which is 2.5%). In addition (excluded from the figures in the preceding sentence), on December 23, 2024, the Company closed a $236 million construction loan commitment (with no current outstanding balance) with respect to a student housing development near Purdue University in West Lafayette, Indiana. Consistent with its other loans in its debt investment platform described above, the Company expects to syndicate its commitment to its partners during the first quarter of 2025 (prior to any funding of the loan) and maintain a 2.5% interest in such commitment. During the same period, the Company received a total of $473 million of loan repayments (the Company’s share of which was $23 million). The Company and its partners also currently have a total of approximately $1.2 billion of construction loan originations (the Company’s share of which will be 2.5%) in the closing process. The Company currently expects to close these loan originations during the first quarter of 2025, however, there can be no assurance that the Company will complete such potential originations. The Company earns customary management fees in its role as asset manager under its debt investment platform, including $11 million of origination fees received by the Company subsequent to September 30, 2024.

Real Estate Investments
Subsequent to the quarter ended September 30, 2024, the Company closed (i) the sale of a wholly-owned multifamily asset located in Santa Maria, CA, and (ii) a recapitalization of a multifamily property joint venture that the Company previously owned a 51% ownership interest. The recapitalization resulted in the Company entering into a joint venture with new capital partners and selling its ownership interest down to 10% of the joint venture. The Company will continue to earn customary management fees and carried interests under the new joint venture. These two transactions generated approximately $65 million of cash to the Company and gains of approximately $85 million.

In addition, the Company is under contract to acquire approximately 680 units under its recently announced UK single-family rental housing joint venture with Canadian Pension Plan Investment Board (“CPPIB”) for a total purchase price of approximately $270 million. The Company owns a 10% ownership interest in the joint venture with CPPIB and earns customary asset management fees and carried interest in its role as asset manager. The Company is also under definitive agreements to acquire another approximately 840 multifamily units in the United States with its partners (the Company owns a 14% ownership interest). These transactions are subject to customary closing conditions and there can be no assurance that the Company will complete such transactions.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of federal and state securities laws. All statements other than statements of historical fact contained in this Current Report including, but not limited to, statements regarding our future results of operations and financial position, including the achievement and timing of our financial outlook and free cash flow goals, our investment plans (including syndication plans) and anticipated returns on those investments, our business strategy, plans and objectives of management for future operations, and the impact of macroeconomic factors, including economic uncertainty, fluctuations in inflation and interest rates, and our response to such events, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “aims,” “plans,” “anticipates,” “continues,” “could,” “intends,” “goals,” “target,” “projects,” “contemplates,” “returning,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions.

Forward-looking statements are based on current expectations of future events. The Company cannot guarantee that any forward-looking statement will be accurate, although the Company believes that it has been reasonable in its expectations and assumptions. Investors should realize that if underlying assumptions prove inaccurate or that known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Investors are therefore cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

A list and description of risks, uncertainties and other factors that could cause or contribute to differences in the Company’s results can be found in its filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent filings. The Company qualifies all of its forward-looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: December 23, 2024